EXHIBIT 23.3


          CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We consent to the incorporation by reference in Registration Statements No. 33-48358, 33-52201, 33-58103, 33-62005, 333-
09919, 333-20841, 333-18511, 333-31715, 333-46858, 333-
44785, 333-69483, 333-62256, 333-63184, 333-84014, and 333-
88924 of EOG Resources, Inc. on Form S-3 and Form S-8 of our report dated February 23, 2004, appearing in this Current Report on Form 8-K of EOG Resources, Inc. for the year ended December 31, 2003.


                                  DELOITTE & TOUCHE LLP


Houston, Texas
February 24, 2004